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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of June 1, 2003, providing for
                    the issuance of Asset Backed Pass-Through
                          Certificates, Series 2003-3)


                      NEW CENTURY MORTGAGE SECURITIES, INC.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           DELAWARE                333-104454                 33-0852169
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                      92612
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243




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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.             Description
-----------           -----------             -----------
1                     5.1, 8.1, 23.1          Opinion and Consent of
                                              Thacher Proffitt & Wood.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2003

                                      NEW CENTURY MORTGAGE SECURITIES
                                      INC.

                                      By:  /s/ Patrick Flanagan
                                         ---------------------------------
                                      Name:    Patrick Flanangan
                                      Title:   President



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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                  Description
------            -----------                  -----------
1                 5.1, 8.1, 23.1               Opinion and Consent of
                                               Thacher Proffitt & Wood.



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                                   EXHIBIT 5.1